Fiduciary/Claymore Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

	Shares	Value
COMMON STOCKS† - 7.8%
Midstream Natural Gas - 5.4%
ONEOK, Inc.[1]	82,930	$ 5,415,329
Gathering & Processing - 2.4%
EnLink Midstream LLC[1]	268,400	2,388,760
Total Common Stocks
(Cost $5,351,908)		7,804,089
MASTER LIMITED PARTNERSHIPS AND RELATED ENTITIES† - 104.3%
Midstream Oil - 43.9%
Plains All American Pipeline, LP1	950,592	10,047,757
Magellan Midstream Partners, LP1	192,036	9,317,587
Shell Midstream Partners, LP1	412,440	5,770,036
Delek Logistics Partners, LP1	129,729	5,500,510
NuStar Energy, LP1	332,570	5,307,817
Phillips 66 Partners, LP1	75,780	3,195,643
Genesis Energy, LP1	266,990	3,190,530
USD Partners, LP	253,538	1,483,197
Total Midstream Oil		43,813,077
Diversified Infrastructure - 31.3%
MPLX, LP1	343,342	11,254,751
Energy Transfer, LP1	998,766	10,127,497
Enterprise Products Partners, LP1	400,540	9,781,187
Total Diversified Infrastructure		31,163,435

Gathering & Processing - 19.0%
Western Midstream Partners, LP1	409,749	10,669,864
DCP Midstream, LP1	249,877	8,265,931
Total Gathering & Processing		18,935,795
Other Energy Infrastructure - 7.1%
Cheniere Energy Partners, LP1	130,926	7,068,695
Midstream Natural Gas - 3.0%
Crestwood Equity Partners, LP1	97,635	3,004,229
Total Master Limited Partnerships and Related Entities
(Cost $32,953,612)		103,985,231
MONEY MARKET FUND† - 0.2%
Dreyfus Treasury Obligations Cash Management Fund – Institutional Shares, 0.01%[2]	216,224	216,224
Total Money Market Fund
(Cost $216,224)		216,224
Total Investments - 112.3%
(Cost $38,521,744)		$ 112,005,544
Other Assets & Liabilities, net - (12.3)%		(12,307,346)
Total Net Assets - 100.0%		$ 99,698,198

†	Value determined based on Level 1 inputs — See Note 3.
1	All or a portion of these securities have been physically segregated and pledged as collateral. As of February 28, 2022, the total amount segregated was $87,231,143 of which $34,566,076 is related to the outstanding line of credit and $52,665,067 is related to reverse repurchase agreements.
2	Rate indicated is the 7-day yield as of February 28, 2022.

The following table summarizes the inputs used to value the Fund's investments at February 28, 2022 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,804,089	$—	$—	$7,804,089
Master Limited Partnerships and Related Entities	103,985,231	—	—	103,985,231
Money Market Fund	216,224	—	—	216,224
Total Assets	$112,005,544	$—	$—	$112,005,544

Please refer to the detailed portfolio for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of February 28, 2022, reverse repurchase agreements of $9,850,174 are categorized as Level 2 within the disclosure hierarchy — See Note 2.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

Note 1 – Organization and Significant Accounting Policies

Organization

Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and other energy infrastructure companies. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be return of capital. To the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a greater portion of the distributions the Fund receives may consist of taxable income. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.

For information on the Fund's other significant accounting policies, please refer to the Fund's most recent semi-annual or annual shareholder report.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund's securities and/or other assets.

Valuations of the Fund's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

Investments for which market quotations are not readily available are fair-valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

Note 2 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets.

Note 3– Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund's investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury Securities, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the 21% rate applicable to corporations. In addition, as a regular corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The amount which the Fund is required to pay for U.S. corporate income tax could materially reduce the Fund’s cash available to make distributions on common shares.

At February 28, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$38,521,744	$75,644,855	$ (2,161,055)	$73,483,800

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

Note 5 – COVID-19

The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 6 - Subsequent Events

On February 4, 2022, the Fund announced that FMO shareholders approved a merger of FMO with and into Kayne Anderson Energy Infrastructure Fund (“KYN”). Following the close of business on March 4, 2022, The Fund merged with and into KYN. The Fund’s shareholders received newly issued common shares of KYN common stock in a tax-free exchange for shares of FMO, the aggregate NAV of which equaled the aggregate NAV of FMO common shares, as determined at the close of business on March 4, 2022. The exchange rate was based on each fund’s relative NAV per share as of March 4, 2022, as listed below:

Acquiring Company	NAV per share	Exchange Rate
Kayne Anderson Energy Infrastructure Fund, Inc. (KYN)	$10.53354116
Acquired Company
Fiduciary/Claymore Energy Infrastructure Fund (FMO)	$14.39114364	1.36622086